Vestaur Securities, Inc.
Semi-Annual Report To Stockholders
May 31, 1997

BOARD OF DIRECTORS
Mark E. Stalnecker
Paul B. Fay, Jr.
Robert F. Gurnee
John C. Jansing
James S. Morgan
Charles P.  Pizzi
Philip R. Reynolds
Marciarose Shestack

ADVISOR
CoreStates
CoreStates
Investment Advisers

OFFICERS
Mark E. Stalnecker
Chairman
Dung Vukhac
President
Michael F. Melloy
Vice President
Karen G. Bater
Assistant Vice President
Robert J. Di Domenico
Treasurer and Secretary


VESTAUR SECURITIES, INC.
Centre Square West - Upper Mezz
P.O. Box 7558
Philadelphia, PA 19101-7558
(215) 567-3969

Dear Fellow Shareholder:

 The year began with an economic forecast of moderate growth and a gradual increase in inflation. The consensus forecast for economic growth was that Gross Domestic Product (GDP) would increase by 2% to 2 1/2% and inflation would rise from a 3% level. The actual result was a much stronger first quarter with the GDP increasing at an annual rate of 5.9%. A mild winter, consumer confidence and the wealth creation effect from the strong stock market were several reasons to explain the strong economic growth. The bond market reacted negatively in the first quarter to the possibility of the Fed raising interest rates. The Federal Reserve responded at the March Open Market Committee meeting and raised short term interest rates by 25 basis points. There was concern that this was the first of numerous increases by the Fed.
  However, economic statistics in the second quarter portrayed a different picture. Auto sales slowed, housing starts declined and department store sales were sluggish. There was talk that the consumer was overextended with the rise in credit card delinquencies and personal bankruptcies.
  More important to bond investors was that the increase in inflation was not occurring. The Producer Price Index for the month of May actually registered a decline.
  The bond market remained resilient during this period by absorbing a significant supply of new corporate issuance at a narrowing spread to Treasury securities. The result was positive return for bond portfolios as interest rates declined and bond prices rose during April and May.
  Net Assets of Vestaur were $95,662,756 on May 31,1997 compared to $94,963,687 on May 31, 1996. Net asset values per share were $14.38 and $14.28 respectively for May 31, 1997 and 1996.
  At the May 20, 1997 Directors meeting, Vestaur Securities, Inc. declared the regular quarterly income distribution of 27 cents per share to stockholders of record on June 30, 1997 to be paid on July 17, 1997.
  There are a number of positive factors that favor the bond market.
Inflation appears to be contained by both global competition and improvements in productivity. Another positive for the bond market were the reports of preliminary agreement on a budget deficit accord. The details will come later but the stronger economy and fiscal restraint will lower the U.S. Treasury's borrowing need. The supply of new Treasuries will decline to 1% of the Gross Domestic Product. This is down from the 3% to 4% of GDP in previous years.
The Treasury's reduced funding needs have already resulted in cutbacks in Treasury auction sizes.
  We will continue to manage the Vestaur Fund as we have in the past with the primary objective of attaining a high level of current income through a diversified portfolio of debt securities.
  Your management and directors extend to you our best wishes for a pleasant summer.

Sincerely,

Mark E. Stalnecker
Chairman of the Board
June 25, 1997




STATEMENTS OF ASSETS AND LIABILITIES
                                                                   May 31
                                                                 (unaudited)
                                                            1997             1996
ASSETS
 Investments
  Bonds and long-term notes at value (identified cost
   $93,197,595 in 1997 and $93,613,710 in 1996)          $93,107,959      $92,538,884
  Short-term notes at cost plus accrued interest
   (approximates market)                                     583,822          359,844
    Total Investments                                     93,691,781       92,898,728
 Cash                                                          8,329            4,405
 Interest receivable                                       2,023,026        2,107,442
 Other assets                                                  9,432            9,433
    Total Assets                                          95,732,568       95,020,008
LIABILITIES
 Accounts payable and accrued expenses                        69,812           56,321
    Total Liabilities                                         69,812           56,321
NET ASSETS APPLICABLE TO OUTSTANDING SHARES              $95,662,756      $94,963,687
NET ASSETS ARE REPRESENTED BY
 Common Stock, par value $.01 per share
  Authorized 10,000,000 shares
  Issued and outstanding shares 6,651,676
   in 1997 and in 1996                                       $66,517          $66,517
 Capital in excess of par value                           94,381,064       94,381,064
 Undistributed net investment income                       1,202,314        1,219,872
 Undistributed/accumulated net realized gain
   on investments                                            102,497          371,060
 Unrealized net (depreciation) on investments                (89,636)      (1,074,826)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES              $95,662,756      $94,963,687
NET ASSET VALUE PER SHARE                                     $14.38           $14.28

See notes to financial statements




INVESTMENTS - MAY 31, 1997 (unaudited)
PRINCIPAL
 AMOUNT                                                            VALUE
            BONDS AND LONG-TERM NOTES
            INDUSTRIAL AND CONGLOMERATE - 46.2%
$2,000,000  Air Products & Chemical Deb. 8 7/8% 8/1/01            $2,143,270
 2,750,000  ARA Group, Inc. 8.5% 6/1/03                            2,807,874
 1,000,000  Baxter International Inc. 8.875% 6/15/18               1,042,090
   473,000  Becton Dickinson & Co. S.F. Deb. Reg. 9 1/4% 6/1/16      491,636
 2,000,000  Burlington Northern, Inc. 7.5% 7/15/23                 1,865,890
 1,135,000  Chrysler Corp. 10.40% 8/1/99                           1,147,767
 2,500,000  Crown Cork & Seal, Inc. 8% 4/15/23                     2,444,788
 2,000,000  Diamond Shamrock, Inc. 8% 4/1/23                       1,930,090
 1,000,000  General Motors Corp. Deb. Reg. 8 1/8% 4/15/16          1,001,005
 4,400,000  Georgia Pacific Corp. 8 1/8% 6/15/23                   4,293,696
 2,000,000  Lockheed Martin Corp. 7.875% 3/15/23                   1,953,860
 3,000,000  Northrop Grumman 9.375% 10/15/24                       3,252,555
 1,500,000  Occidental Pete Mtn 10.41% 7/2/97                      1,505,588
 1,500,000  Ralston Purina Company 9.30% 5/1/21                    1,725,593
 1,000,000  Revlon Cons. 9.375% 4/1/01                             1,026,250
 2,500,000  Revlon Cons. 10.5% 2/15/03                             2,640,625
   800,000  Sears Roebuck & Co. 9.25% 4/15/98                        820,820
 4,200,000  Time Warner, Inc. 9 1/8% 1/15/13                       4,557,336
 3,000,000  Union Pacific Corp. 8.625% 5/15/22                     3,098,970
 2,000,000  United Air Lines, Inc. 9.75% 8/15/21                   2,332,430
 1,000,000  USX Marathon Group 9.375% 2/15/12                      1,139,905
 1,000,000  WorldCom, Inc. 7.75% 4/1/07                            1,011,835
42,758,000
44,233,873

            PUBLIC UTILITIES - 12.1%
 3,250,000  Illinois Power Company 8% 2/15/23                      3,233,798
 4,110,000  Tennessee Vly Ser C 8.25% 9/15/34                      4,172,328
 2,000,000  Texas Utilities Electric Co. 8.5% 8/1/24               2,058,880
 2,000,000  Texas Utilities Electric Co. 8.75% 11/1/23             2,088,890
11,360,000                                                        11,553,896

            Broadcasting & Media - 13.1%
 2,000,000  Comcast Corp. 9.125% 10/15/06                          2,050,000
 1,960,000  Comcast Corp. 10.25% 10/15/01                          2,116,800
 2,500,000  Rogers Cable Systems 9.625% 8/1/02                     2,600,000
 2,500,000  Tele Communications 8.75% 2/15/23                      2,420,425
 2,500,000  Viacom Inc. 7.625% 1/15/16                             2,281,638
 1,000,000  Viacom Inc. 10.25% 9/15/01                             1,078,280
12,460,000                                                        12,547,143

            Financial And Insurance - 8.3%
   500,000  Bank of Boston Corp. 9.5% 8/15/97                        503,738
 2,700,000  Chrysler Financial Corp. 9.5% 12/15/99                  2,87,275
 1,000,000  CIGNA Corp. 8.30% 1/15/23                              1,036,415
 3,450,000  Ford Motor Credit Co. 9.25% 6/15/98                    3,553,603
 7,650,000                                                         7,965,031

            Trust Preferred - 3.3%
 1,000,000  MBNA Capital BD SR-A 8.278% 12/1/26                      956,795
 1,750,000  Mellon Capital I 7.72% 12/1/26                         1,664,836
   500,000  NB Capital Trust IV 8.25% 4/15/27                        505,650
 3,250,000                                                         3,127,281

            U.S. GOVERNMENT AGENCIES - 14.3%
   426,200  GNMA 8% 3/15/22 Pool #318816                             433,792
 1,203,613  GNMA 8% 8/15/24 Pool # 392478X                         1,225,052
   980,184  GNMA 8.% 8/15/24 Pool # 394649X                          997,644
   961,307  GNMA 8% 7/15/26 Pool #417574X                            978,430
 1,906,348  GNMA 8% 6/15/26 Pool #419616X                          1,940,305
 1,448,920  GNMA 8.5% 10/15/24 #215821X                            1,500,085
 1,003,178  GNMA 8.5% 9/15/24 Pool #385902X                        1,038,602
   858,107  GNMA 8.5% 2/15/25 Pool #386672X                          888,409
   982,352  GNMA 8.5% 1/15/27 Pool #393235X                        1,017,041
   346,008  GNMA 9% 12/15/19 Pool #198566                            364,012
   652,267  GNMA 9% 1/15/20 Pool #202923                             686,205
   298,613  GNMA 9% 12/15/19 Pool #267601                            314,150
   171,498  GNMA 9% 1/15/21 Pool #291873                             180,421
   133,073  GNMA 9% 3/15/21 Pool #299269                             139,997
    64,828  GNMA 9.5% 5/15/19 Pool #271455                            69,691
   638,984  GNMA 9.5% 9/15/19 Pool #274141                           686,908
    84,534  GNMA 9.5% 6/15/20 Pool #290655                            90,874
   268,744  GNMA 10% 1/15/19 Pool #266987                            294,274
   353,365  GNMA 10% 3/15/20 Pool #285190                            386,935
   182,482  GNMA 10% 4/15/20 Pool #285618                            199,817
   149,468  GNMA 10.5% 4/15/19 Pool #262170                          164,532
    60,346  GNMA 10.5% 5/15/19 Pool #274947                           66,428
13,174,419                                                        13,663,604

            RESIDENTIAL SECURITIES - 0.1%
            Residential Mortgages (first and second),
            Participation, 8 3/8% Average
    18,120  Yield, 2 Year Average Maturity, Acquired 12/29/77         17,131
    18,120                                                            17,131
90,670,539  TOTAL BONDS AND LONG-TERM NOTES - 97.4 %              93,107,959

            SHORT-TERM NOTES
   159,000  General Electric 5.45% 6/2/97                            158,952
   425,000  General Electric 5.53% 6/2/97                            424,870
 584,000    TOTAL SHORT-TERM NOTES - 0.6%                            583,822
91,254,539  TOTAL INVESTMENTS - 98.0%                             93,691,781
            OTHER ASSETS LESS LIABILITIES - 2.0%                   1,970,975
            NET ASSETS - 100.0%                                  $95,662,756


Statement of Operations
                                                 Six Months Ended May 31 (unaudited)
                                                            1997             1996
INVESTMENT INCOME
 Interest Income                                        $4,035,756       $4,049,067
EXPENSES
 Advisory                                                  339,658          346,235
 Legal and auditing                                         40,153           41,321
 Custodian                                                  12,000           12,000
 Directors                                                  29,050           29,050
 Taxes, other than income                                   11,420           14,870
 Other                                                      34,085           36,036
    Total Expenses                                         466,366          479,512
NET INVESTMENT INCOME                                    3,569,390        3,569,555
REALIZED AND UNREALIZED gain (LOSS) ON INVESTMENTS
 Realized gain from sales of bonds and long-term notes
  Proceeds from sales                                   17,704,706       21,715,192
  Cost of investments sold                              17,443,815       21,342,548
 Net realized gain on investments (on average cost
  basis of $230,544 in 1997 and $357,128 in 1996)          260,891          372,644
 Unrealized appreciation (depreciation) on investments
    Beginning of period                                  2,373,106        4,850,966
  End of period                                            (89,636)      (1,074,826)
 Unrealized (loss) on investments                       (2,462,742)      (5,925,792)
 Net realized and unrealized (loss) on investments      (2,201,851)      (5,553,148)
NET INCREASE (DECREASE) IN ASSETS
 RESULTING FROM OPERATIONS                              $1,367,539      $(1,983,593)

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
                                        Six Months Ended May 31       Year Ended
                                              (unaudited)            November 30
OPERATIONS                                     1997          1996          1996
 Net investment income                         $3,569,390    $3,569,555    $7,186,375
 Net realized gain (loss) on investments          260,891       372,644      (156,811)
 Unrealized (loss) on investments              (2,462,742)   (5,925,792)   (2,477,860)
 Net increase (decrease) in assets resulting
  from operations                               1,367,539    (1,983,593)    4,551,704

Dividends from net investment income           (3,569,390)   (3,569,555)   (7,186,375)
 Dividends in excess of net investment Income     (42,471)      (88,867)      (63,953)
 Dividends from net realized gain                       0      (332,583)            0
 Dividends in excess of net realized gain               0             0      (332,583)

(DECREASE) IN NET ASSETS                       (2,244,322)   (5,974,598)   (3,031,207)

NET ASSETS
 Beginning of period                           97,907,078   100,938,285   100,938,285
 End of period (including undistributed net
  investment income of $1,202,314 at 5/31/97,
  $1,219,872 at 5/31/96 and
$1,244,785 at 11/30/96)                        $95,662,75   $94,963,687   $97,907,078




FINANCIAL HIGHLIGHTS -
The following table includes selected
data for each share of common stock outstanding throughout each period and other performance information derived from the financial statements and market price data.
                                                Six Months
                                         Ended May 31 (unaudited)             Years Ended November 30
Per Share Operating Performance          1997     1996     1996      1995     1994      1993     1992
Net asset value, beginning of period     $14.72   $15.17   $15.17    $13.58   $15.64    $14.93   $14.78
Net investment income                      0.54     0.54     1.08      1.09     1.09      1.14     1.17
Net realized and unrealized
 (loss) gain on investments               (0.34)   (0.83)   (0.39)     1.63    (1.90)     0.72     0.15
Total from investment operation            0.20    (0.29)    0.69      2.72    (0.81)     1.86     1.32
Dividends from net investment income      (0.54)   (0.54)   (1.08)    (1.08)   (1.09)    (1.14)   (1.17)
Dividends in excess of net investment
 income                                       0    (0.01)   (0.01)        0    (0.01)    (0.01)       0
Dividends from net realized gain              0    (0.05)       0     (0.05)   (0.05)        0        0
Dividends in excess of net realized gain      0        0    (0.05)        0    (0.10)        0        0
Total dividends                           (0.54)   (0.60)   (1.14)    (1.13)   (1.25)    (1.15)   (1.17)
Net asset value, end of period           $14.38   $14.28   $14.72    $15.17   $13.58    $15.64   $14.93
Market value, end of period              $13.500  $13.125  $13.500   $13.625  $12.375   $15.500  $14.125
Total Investment Return
	Based on market value  (a)            11.43%    7.50%    7.69%    19.76%  -12.91%    18.25%    5.32%
	Based on net asset value  (b)          8.55%    4.36%      91%    20.93%   -5.39%    12.86%    9.23%
Ratios and Supplemental Data
Net assets, end of period (in 1,000's)   $95,663  $94,964  $97,907  $100,938  $90,333  $103,345  $97,698
Ratio of operating expenses
	to average net assets                   0.5%     0.5%     0.9%      0.9%     0.9%      0.9%     0.9%
Ratio of net investment income
 to average net assets                      3.7%     3.7%     7.4%      7.6%     7.6%      7.4%     7.9%
Portfolio turnover                         17.7%    20.2%    47.4%     39.2%    24.6%     42.0%    40.6%
Number of shares outstanding
 at end of period (in thousands)           6,652    6,652    6,652     6,652    6,652     6,607    6,542

(a) The market value total investment return is based on the current market value of a purchase on the first day and of a sale on the last day of each period assuming, the reinvestment of dividends and other distributions at prices obtained by the Company's dividend reinvestment plan.
(b) The net asset value total investment return is computed on a similar basis except the dividends and other distributions are reinvested at the ex-dividend date net asset value. These percentages are not an indication of the performance of a shareholder's investment in the Company based on market value due to differences between the market price and the net asset value of the Company during each period.

See notes to financial statements



NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31,1997 and 1996 (unaudited) and Year Ended November 30, 1996.


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 Vestaur Securities, Inc. (the 'Company') is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The following is a summary of significant accounting policies:

   (a) Security valuation -
       Investments in bonds and long-term notes are stated at value based on bid prices obtained from dealers regularly making a market in such investments. Restricted securities are valued in good faith by the Board of Directors.

   (b) Federal income taxes -
       No provision is made for taxes on income since the Company's policy is to distribute all taxable net investment income and qualify as a 'regulated investment company' under the Internal Revenue Code.

   (c) Securities transactions -
       In accordance with industry practice, security transactions are accounted for on the date securities are purchased or sold.

   (d) Interest income -
       Premiums and other discounts on investments are not amortized because the Company does not generally plan to hold such securities until maturity.

   (e) Distributions to Stockholders -
       Dividends to stockholders are recorded on the ex-dividend date. Stockholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of: (A) the per share net asset value, or (B) 95% of the market price per share as of the close of business on the last trading day of the month preceding the month in which the dividend or other distribution is paid. For the six month period ending May 31, 1997 and May 31, 1996, and for the year ended November 30, 1996, no shares were issued.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT
 Investment advisory fees are payable at an annual rate of 1/2% of the average monthly net asset value of the Company plus 2 1/2% of the net amount of interest and dividend income after deducting interest on borrowed funds. The fees are payable monthly to the Advisor, CoreStates Investment Advisers, Inc. The Advisor manages the Company's portfolio and also maintains its accounts and records, prepares its tax returns and other returns and reports, and performs all other functions necessary for the maintenance of its corporate existence and its relations with its stockholders. Several officers of the Company are also officers of the Advisor and no officer receives compensation from the Company.

NOTE 3 - INVESTMENT TRANSACTIONS
 Purchases and sales of securities other than U.S. Government obligations and agencies, corporate short-term notes and certificates of deposit aggregated $16,030,726 and $16,593,758, respectively, during the six months ended May 31, 1997; and $19,275,850 and $13,609,494, respectively, during the six months ended May 31, 1996; and $42,518,599 and $37,587,346, respectively, during the year ended November 30, 1996.
 Purchases and sales of U.S. Government obligations and agencies were $1,024,651 and $850,058, respectively, during the six months ended May 31, 1997; and $2,660,854 and $7,733,054, respectively, during the six months ended
May 31, 1996; and $7,567,768 and $11,922,148, respectively, during the year ended November 30, 1996.

NOTE 4 - DISTRIBUTION TO STOCKHOLDERS
 On May 20, 1997, a dividend distribution of 27 cents per share, aggregating $1,795,953, was declared from 1997 net investment income. The dividend will be paid on July 17, 1997 to stockholders of record on June 30,1997.

NOTE 5 - FEDERAL INCOME TAXES
 At November 30, 1996, the Company had a capital loss carryforward of $157,000, available to reduce the taxability of future net captial gains. Such capital loss carryforward was utilized during the six months ending May 31, 1997.

Custodian
CoreStates Bank, N.A.
Philadelphia, PA 19101

Transfer Agent, Dividend
Disbursing Agent & Registrar
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500

Shareholder Relations
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500
(201) 324-0313

Common Stock listed on New York
Stock Exchange, Symbol VES.